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                                                                   Exhibit 10.5


                             Subordination Agreement

     This Subordination Agreement (the "Agreement") is entered into on the 1st day of November , 2002 by and among Trimedia Entertainment Group, Inc. (the "Company"), Chris Schwartz, SPH Investments, Inc., Capital Growth Trust, HMA
Investments Profit Sharing Plan and Continental Southern Resources, Inc. (collectively referred to as the "Subordinated Creditor"), and Gemini Growth
Fund,  LP,  a  Delaware  limited  partnership  ("Senior  Creditor")

                                    Recitals

     Whereas, pursuant to the Convertible Promissory Notes (the "Senior Creditor Notes") each entered into on November 1, 2002 by and between the Company and Senior Creditor, the Senior Creditor has agreed to loan an aggregate of $250,000 to the Company as more fully described in the Senior Creditor Notes;

     Whereas, the Company and the Subordinated Creditor previously entered into a note or credit agreements (collectively the "Subordinated Creditor Loan Agreements"); and

     Whereas, the Subordinated Creditor has agreed with the Company and the Senior Creditor to execute and deliver this Agreement and become bound by the terms of subordination and other provisions as set forth herein.

     Now, therefore, in consideration of these promises, the Subordinated Creditor and the Company hereby agree with the Senior Creditor as follows:

1. The term "Obligation" is used in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of the Company which may be, from time to time, directly or indirectly, incurred by the Company, including but not limited to, any negotiable instruments, evidencing the same, and all guarantees, debts, demands, monies, indebtness, liabilities and obligations owed or to become owing, including interest, principal, costs and other charges, and all claims, rights, causes of actions, judgments, decrees, remedies security interests, or other obligations of any kind whatsoever and however arising, whether voluntary or involuntary, absolute, contingent or by operation of law.

2. Any and all Obligations owed by the Company to the Subordinated Creditor pursuant to the Subordinated Creditor Loan Agreements (the "Subordinated Creditor Obligations") are hereby subordinated and subject to any and all Obligations owed to the Company by the Senior Creditor, including but not limited to the those Obligations arising pursuant to the Senior Creditor Notes or any other agreement or agreements between the Senior Creditor and the Company, now or hereafter existing, whether matured or not (hereinafter referred to as the "Senior Creditor Obligations"), so long as any Senior Creditor Obligations shall remain unpaid, in whole or in part.

3. So long as any of the Senior Creditor Obligations remain unpaid, in whole or in part, Subordinated Creditor agrees not to:

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     a.   collect, or to receive payment upon, by setoff or in any other manner, all or any portion of the Creditor Obligations against the Company now or hereafter existing;
     b. sell, assign, transfer, pledge, or give a security interest in the Subordinated Creditor Obligations (except subject expressly to this Agreement);
     c. enforce or apply any security, now or hereafter existing for the Subordinated Creditor Obligations;
     d. commence, prosecute or participate in any administrative, legal or equitable action against the Company or in any administrative, legal, or in any administrative, legal or equitable action that might adversely affect the Company or its interest;
     e. join in any petition for bankruptcy, assignment for the benefit of creditors, or creditors` agreement;
     f. take any lien or security on any of the Company`s property, real or personal; and
     g. incur any obligation to or receive any loan advances, or gifts from the Company.

     Notwithstanding the foregoing, so long as the Company is not in default in any of the Senior Creditor Obligations, then the Subordinated Creditor shall be entitled to receive regularly scheduled payments of interest due under the Subordinated Creditor Loan Agreements. Nothwithstanding anything herein to the contrary, nothing herein shall effect the security interest of the Screen Actors Guild.

4. Except as otherwise expressly agreed to herein, all of the Senior Creditor Obligations now or hereafter existing shall first be paid by the Company before any payment shall be made by the Company on the Subordinated Creditor Obligations. This priority of payment shall apply at all times until all of the Senior Creditor Obligations have been repaid in full, and in the event of any assignment by the Company for the benefit of the Company`s creditors, of any bankruptcy proceedings instituted by or against the Company, of the appointment of any receiver for the Company or the Company`s business or assets, or of any dissolution or other winding up of the Company, and in all such cases respectively, the officers of the Company and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby obligated to pay the Senior Creditor the full amount of the Senior Creditor Obligations before making any payments to the Subordinated Creditor.

5. As an additional security for the Senior Creditor Obligations, and to secure the performance of all of the Subordinated Creditor`s obligations arising to the Senior Creditor under this Agreement, Subordinated Creditor hereby transfers, grants a security interest in, and assigns to the Senior Creditor all of Subordinated Creditor`s rights to any payments or distributions which might otherwise be due to the Subordinated Creditor from the Company. Senior Creditor is hereby irrevocably constituted and appointed the attorney-in-fact of Subordinated Creditor to file any and all proofs of claim, financing statements, and any other documents and to take all other action, either in Senior Creditor`s names, or in the name of the Subordinated Creditor`s name, whichever is necessary to enable Senior
     Creditor  to  obtain  all  such  payments.


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6.   Subordinated  Creditor  agrees  that  if  part  or  all of the Subordinated
     Creditor Obligations shall be evidenced by a promissory note or other instrument, Subordinated Creditor shall place or cause to be placed on its face a legend stating that the payment thereof is subject to the terms of this Agreement and is subordinate to the payment of all of the Senior Creditor Obligations. Subordinated Creditor agrees to mark all books of account in such manner as to indicate that payment thereof is subordinated pursuant to the terms of this Agreement.

7. Subordinated Creditor agrees that Senior Creditor shall have absolute power and discretion, without notice to Subordinated Creditor, to deal in any manner with the Senior Creditor Obligations, including interest, costs and expenses payable by the Company to the Senior Creditor, and any security and guarantees therefore including, but not limited to release, surrender, extension, renewal, acceleration, compromise or substitution. Subordinated Creditor hereby waives and agrees not to assert against the Senior Creditor any rights which a guarantor or surety could exercise; however, nothing in this Agreement shall constitute Subordinated Creditor a guarantor or surety. Subordinated Creditor hereby waives the right, if any, to require that Senior Creditor marshal or otherwise require the Senior Creditor to proceed to dispose of or foreclose upon collateral in any manner or order.

8. This Agreement, the obligations of Subordinated Creditor to Senior Creditor, and Senior Creditor`s rights and privileges hereunder shall continue until payment in full of all of Senior Creditor Obligations owing to Senior Creditor by the Company notwithstanding any action or non-action by the Senior Creditor with respect thereto or with respect ot any collateral therefore or any guarantees thereof. All rights, power and remedies hereunder shall apply to all past, present and future Senior
     Creditor Obligations, including under successive transactions which may continue, renew, increase, decrease or from time to time create new Senior Creditor Obligations.

9. Subordinated Creditor further agrees that in case Subordinated Creditor should take or receive any security interest in, or lien by way of attachment, execution, or otherwise on any of the property, real or personal, of the Company, or should take or join in any other measure or advantage contrary to this Agreement, at any time prior to the payment in full of all of the Senior Creditor Obligations, Senior Creditor shall be entitled to have the same vacated, dissolved and set aside by such proceedings or law, or otherwise, as the Senior Creditor may deem appropriate, and this Agreement shall be and constitute full and sufficient grounds therefore and shall entitle the Senior Creditor to become a party to any proceedings at law, or otherwise, initiated by the Senior Creditor or by any other party, in or by which the Senior Creditor deems it appropriate to protect its interests hereunder. Subordinated Creditor agrees that if it violates this Agreement, it shall be liable to the Senior Creditor for all losses and damages sustained by the Senior Creditor by reason of such breach, including Senior Creditor`s attorney`s fees in any such legal action.

10. Except as otherwise expressly agreed to herein, if Subordinated Creditor shall receive any payments, security interests, or other rights in any property of the Company in violation of this Agreement, such payment or

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     property shall be received by Subordinated Creditor in trust for the Senior
     Creditor and shall subsequently be delivered and transferred to the Senior Creditor.

11. No subordination of the Subordinated Creditor Obligations have previously been executed by the Subordinated Creditor for the benefit of anyone else, and any such subordinations hereafter executed will be, and shall be expressed to be, subject and subordinate to the terms of this Agreement. This Agreement shall continue in full force and effect, and it shall not be cancelled or otherwise rendered ineffective, until the Senior Creditor has received payment in full of all of the Senior Creditor Obligations of the Company.

12. This Agreement shall be binding upon the successors and assigns of Subordinated Creditor, and shall inure to the benefit of the Senior Creditor`s successors and assigns.

13. This Agreement and all rights and liabilities of the parties hereto shall be governed as to the validity, interpretations, enforcement and effect by the laws of the State of Texas in the courts located in Dallas, Texas.

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In  Witness Whereof, the parties hereto have caused this Subordination Agreement to be executed by their authorized officers on and as of the date and in the year first written above.


SUBORDINATED  CREDITORS


------------------------------
Chris  Schwartz,  individually


------------------------------
SPH  Investments,  Inc.
Name:
Title:

------------------------------
Capital  Growth  Trust
Name:
Title:

------------------------------
HMA  Investments  Profit  Sharing  Plan,  Inc.
Name:
Title:

------------------------------
Continental  Southern  Resources,  Inc.
Name:
Title:


SENIOR  CREDITOR


By:  ______________________________

Its:  ______________________________


THE  COMPANY


__________________________________
Chris  Schwartz,  President



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